Supplement dated July 27, 2003 to
                        Prospectus dated May 1, 2003 for:
                        TOUCHSTONE GOLD VARIABLE ANNUITY
                                    issued by
                     WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
                                   through its
                               Separate Account 1

         On July 21, 2003, the Securities and Exchange Commission issued an Order Pursuant to Section 26(c) of the Investment Company Act of 1940 approving the substitution of shares of the Putnam VT International Equity Fund for the Touchstone International Equity Fund within the variable insurance product referenced above (the "Contract").

         As of July 25, 2003, the Touchstone International Equity Fund is not available as an investment option under the Contract, and all references to the Touchstone International Equity Fund in the prospectus are hereby deleted.

         Contract owners who had amounts allocated to the Touchstone International Equity Fund on July 25, 2003, may reallocate those amounts out of the Putnam VT International Equity Fund within 30 days after July 25, 2003, to any other investment options under the Contract, without the imposition of any transfer charge or limitation and without reducing the number of free transfers that may be made in a given contract year.

         If you have allocation, automatic rebalance, or dollar cost averaging instructions on file that direct amounts to the Touchstone International Equity Fund, those amounts will be directed instead to the Putnam VT International Equity Fund.